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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549




                                    FORM 8-K

                                  CURRENT REPOT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report(Date of earliest event reported) July 6, 2000.

                         CLEAN DIESEL TECHNOLOGIES, INC.
               (Exact name of Registrant as Specified in Charter)


                                     0-27432
                            (Commission File Number)


            Delaware                                       06-1393453
 (State or Other Jurisdiction                            (IRS Employer
        Of Incorporation)                             Identification No.)



                               300 Atlantic Street
                                Stamford CT 06901
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code (203) 327-7050
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Item 5. On July 6, 2000 the Registrant issued the press release attached as
Exhibit 1.0 to this Report on Form 8-K relating to the signing of a letter of intent between the Registrant and Mitsui & Co. Ltd ("Mitsui") for exclusive distribution in Japan of the Registrant's Platinum Plus(TM) and ARIS(TM) diesel emission reduction technologies. Pursuant to the letter of intent Mitsui paid $160,000 to the Registrant on account of short term royalty rights, equipment and services.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Clean Diesel Technologies, Inc.

Date: July 12, 2000                          By: /c/ C. W. Grinnell
                                                -------------------
                                                Charles W. Grinnell
                                                   Secretary